                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 9, 2007

                    AFFINIA GROUP INTERMEDIATE HOLDINGS INC.
                               AFFINIA GROUP INC.

             (Exact name of Registrant as specified in its charter)

   DELAWARE                      333-128166-10                        34-2022081

   DELAWARE                       333-128166                          20-1483322

(State or other            (Commission File Number)                (IRS Employer
  jurisdiction of                                                 Identification
  incorporation)                                                         Number)

1101 TECHNOLOGY DRIVE, ANN ARBOR, MICHIGAN                                 48108

(Address of principal executive offices)                              (Zip Code)

                                 (734) 827-5400

              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

The following information is provided pursuant to Item 2.02 of Form 8-K,
"Results of Operations and Financial Condition."

Item 2.02 - Results of Operations and Financial Condition.

On May 9, 2007, Affinia Group Inc. issued a press release describing its sales and earnings results for the first quarter of 2007. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information contained in Exhibit 99.1 shall not be deemed "filed" for purposes of the Securities Exchange Act of 1934, as amended (the "Exchange
Act"), or incorporated by reference in any filing under the Securities Act of
1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

      99.1     Press Release of Affinia Group Inc. issued May 9, 2007, furnished herewith, describing its sales and earnings results for the first quarter of 2007.

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                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

                                     Affinia Group Intermediate Holdings Inc.
                                     Affinia Group Inc.

Date: May 9, 2007                    By: /s/  Steven E. Keller
                                         ---------------------------------------
                                     Name:  Steven E. Keller
                                     Title:   General Counsel

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                                  EXHIBIT INDEX

99.1     Press release issued May 9, 2007, furnished herewith.

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